                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                      SUPPLEMENT DATED DECEMBER 17, 2007
                                      TO
               PROSPECTUS DATED APRIL 30, 2007 (AS SUPPLEMENTED)

This supplement describes an increase in certain Purchase Payment Credits applicable to Class XC variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement provides information in addition to the prospectus dated April 30, 2007 (as supplemented) for the contract. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

1.   HIGHLIGHTS

Add the following after the second paragraph under "HIGHLIGHTS":

"For contracts issued on or after December 17, 2007, the amount of the Purchase Payment Credit is 6%. For contracts issued on or after December 17, 2007, there is no additional 1% credit for contracts with purchase payments of $1 million or more. This Purchase Payment Credit increase does not apply retroactively to contracts issued before December 17, 2007. For contracts issued from December 17, 2007 until the date we change or rescind this Purchase Payment Credit increase, the Purchase Payment Credit increase will apply to your initial purchase payment and each subsequent purchase payment received by us prior to the contract anniversary immediately following your 81/st/ birthday. For this Purchase Payment Credit increase to apply to your contract, the MetLife Annuity Service Center must receive your application (with all required documents) in good order before the date when the Purchase Payment Credit increase is no longer in effect. We reserve the right to change or rescind this Purchase Payment Credit increase for contracts issued based on applications received after March 14, 2008."

2.  FEE TABLES AND EXAMPLES

The "Examples" in the "FEE TABLES AND EXAMPLES" section of the prospectus are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. To reflect the effect of the increase in the Purchase Payment Credit, add the following after Chart 2:

CHART 3. Chart 3 assumes your contract is issued while the Purchase Payment Credit increase is in effect and you select the Annual Step-Up Death Benefit and the Joint Life version of the Lifetime Withdrawal Guarantee rider (assuming the maximum 1.40% charge applies in all contract years), which is the most expensive way to purchase the contract.

                                                                       Class XC
                                                                 SUPP-NYPPC1207

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                                 Time Periods

                               1 year                                3 years     5 years   10 years
---------------------------------------------------------------------------------------------------
                           (a) $1,325                             (a) $2,318  (a) $3,241 (a) $5,593
                           (b) $1,198                             (b) $1,945  (b) $2,636 (b) $4,480

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                                 Time Periods

                               1 year                                3 years     5 years   10 years
---------------------------------------------------------------------------------------------------
                             (a) $525                             (a) $1,598  (a) $2,701 (a) $5,593
                             (b) $398                             (b) $1,225  (b) $2,096 (b) $4,480

CHART 4. Chart 4 assumes your contract is issued while the Purchase Payment Credit increase is in effect and you do not select the optional death benefit rider, the Guaranteed Minimum Income Benefit rider, a Guaranteed Withdrawal Benefit rider, or the Guaranteed Minimum Accumulation Benefit rider, which is the least expensive way to purchase the contract.

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                                 Time Periods

                               1 year                                3 years     5 years   10 years
---------------------------------------------------------------------------------------------------
                           (a) $1,156                             (a) $1,805  (a) $2,376 (a) $3,821
                           (b) $1,028                             (b) $1,424  (b) $1,746 (b) $2,591

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                                 Time Periods

                               1 year                                3 years     5 years   10 years
---------------------------------------------------------------------------------------------------
                             (a) $356                             (a) $1,085  (a) $1,836 (a) $3,821
                             (b) $228                             (b) $  704  (b) $1,206 (b) $2,591

3. PURCHASE

Add the following after the second paragraph under "Purchase Payment Credit":

"For contracts issued on or after December 17, 2007, the Purchase Payment Credit is an amount equal to 6% of the purchase payment. For contracts issued on or after December 17, 2007, there is no additional 1% credit for contracts with purchase payments of $1 million or more. This Purchase Payment Credit increase does not apply retroactively to contracts issued before December 17, 2007. For contracts issued from December 17, 2007 until the date we change or rescind this Purchase Payment Credit increase, the Purchase Payment Credit increase will apply to your initial purchase payment and each subsequent purchase payment received by us prior to the contract anniversary immediately following your 81st birthday (if joint owners are named, the age of the oldest owner will apply, and if a non-natural person owns the contract, then the annuitant's age will apply). For this Purchase Payment Credit increase to apply to your contract, the MetLife Annuity Service Center must receive your application (with all required documents) in good order before the date when the Purchase Payment Credit increase is no longer in effect. We reserve the right to change or rescind this Purchase Payment Credit increase for contracts issued based on applications received after March 14, 2008."

Add the following at the end of the discussion of "Accumulation Units," after the Example:

"EXAMPLE FOR CONTRACTS ISSUED ON OR AFTER DECEMBER 17, 2007 (WHILE THE PURCHASE PAYMENT CREDIT INCREASE IS IN EFFECT):

On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. We add an additional $300 to your contract as a Purchase Payment Credit. You have told us you want this to go to the Lord Abbett Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Growth and Income Portfolio is $12.50. We divide $5,300 by $12.50 and credit your contract on Monday night with 424 accumulation units for the Lord Abbett Growth and Income Portfolio."

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                                Telephone: 800-343-8496
Irvine, CA 92614

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